UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 24, 2023
Date of Report (date of Earliest Event Reported)
NEWTEKONE, INC.
(Exact Name of Company as Specified in its Charter)

Maryland	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T Rex Avenue, Suite 120, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Statements in NewtekOne, Inc.’s (“NewtekOne” or the “Company”) Current Report on Form 8-K contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of NewtekOne's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause NewtekOne's actual results to differ materially from those described in the forward-looking statements can be found in NewtekOne's Annual Report on Form 10-K for the year ended December 31, 2022, which has been filed with the Securities and Exchange Commission and are available on NewtekOne's website (https://investor.newtekbusinessservices.com/sec-filings), and on the Securities and Exchange Commission’s website (www.sec.gov). Any forward-looking statements made by or on behalf of NewtekOne speak only as to the date they are made, and NewtekOne does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made.

Item 2.02. Results of Operations and Financial Condition

NewtekOne is filing this Current Report on Form 8-K to correct information in certain tables and other information that appeared in the Management Discussion and Analysis sections of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed with the SEC on May11, 2023, and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023, filed with the SEC on August 7, 2023 (each a “Report”). There are no changes to the financial statements contained in either Report. The corrections solely relate to typographical errors in the tables and information below. Although the corrections only relate to a limited number of figures in the tables, we have provided the full tables for convenience. In each case, investors should refer to these tables going forward. The information in this report shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023:

The table appearing under the heading “Loans” on page 59 is revised as follows:

	March 31, 2023	December 31, 2022	Change
Loans held for sale, at fair value	$125,639	$19,171	$106,468

Loans held for investment, at fair value	532,788	505,268	27,520

Loans held for investment, at amortized cost, net of deferred fees and costs	166,828	—	166,828
Allowance for credit losses	(2,189)	—	(2,189)
Total loans held for investment, at amortized cost, net	164,639	—	164,639

Total Loans	$823,066	$524,439	$298,627

The table appearing under the heading “Borrowings” on page 60 is revised as follows:

	March 31, 2023	December 31, 2022
	Borrowings Outstanding	Borrowings Outstanding	Change
Capital One Lines of Credit:
Capital One line of credit - guaranteed	$46,150	$10,500	$35,650
Capital One line of credit - unguaranteed	67,603	45,385	22,218
	113,753	55,885	57,868
Other Bank Borrowings:
Webster NMS Note	39,538	—	39,538
Webster CDS Line of Credit	2,180	—	2,180
SPV II Deutsche Bank Facility	6,933	—	6,933
SPV I Capital One Facility	18,882	—	18,882
SPV III One Florida Bank Facility	13,613	—	13,613
FHLB Advances	24,531	—	24,531
Total Lines of Credit	105,677	—	105,677

Notes due 2024, 2025, and 2026:
2024 Notes	37,958	37,903	55
2025 5.00% Notes	29,365	29,306	59
2025 8.125% Notes	49,040	—	49,040
2026 Notes	113,025	112,846	179
Total 2024, 2025, and 2026 Notes	229,388	180,055	49,333

Notes payable - Securitization Trusts	248,577	279,136	(30,559)

Notes payable - related parties	—	24,250	(24,250)

Total	$697,395	$539,326	$158,069

The table appearing under the heading “Interest Expense” on page 62 is revised as follows:

(in thousands)	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Change
Notes payable - Securitization Trusts	$5,034	$1,490	$3,544
Bank notes payable	3,731	425	3,306
2024 Notes[1]	605	605	—
2025 6.85% Notes[2]	—	280	(280)
2025 5.00% Notes	434	—	434
2025 8.125% Notes[3]	884	—	884
2026 Notes	1,761	1,761	—
Deposits	1,475	—	1,475
FHLB Advances	207	—	207
Notes payable - related parties	—	106	(106)
Total interest expense	$14,131	$4,667	$9,464
(1) On December 29, 2021, the Company partially redeemed $40.0 million in aggregate principal amount of the $78.25 million principal amount of 2024 Notes outstanding at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from November 1, 2021 through, but excluding, the redemption date.
(2) On May 2, 2022, the Company redeemed all $15.0 million in aggregate principal amount of the 2025 6.85% Notes at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from February 28, 2022 through, but excluding, the redemption date.
(3) On January 23, 2023 the Company completed a private placement offering of $50.0 million aggregate principal amount of 8.125% notes due 2025. The Notes will mature on February 1, 2025. The Notes bear interest at a rate of 8.125% per year payable semiannually on February 1 and August 1 each year, commencing on August 1, 2023.

The table appearing under the heading “Non-Interest Expense” on page 66 is revised as follows:

	Three months ended March 31,		2023/2022 Increase/(Decrease)
(in thousands)	2023	2022	Amount	Percent
Technology services expense	$3,803	$—	$3,803	100.0%
Electronic payment processing expense	4,504	—	4,504	100.0
Salaries and employee benefits expense	19,119	5,109	14,010	274.2
Professional services expense	3,440	1,301	2,139	164.4
Other loan origination and maintenance expense	2,827	6,483	(3,656)	(56.4)
Depreciation and amortization	873	63	810	1285.7
Other general and administrative costs	4,631	1,753	2,878	164.2
Total other expense	$39,197	$14,709	$24,488	166.5%

The information appearing under the heading “Origination and Loan Processing” on page 66 is revised as follows:

Origination and loan processing expenses during the three months ended March 31, 2023 was $2.8 million compared to $6.5 million for the three months ended March 31, 2022. The change was due to the consolidation of the affiliated servicing company during the year, resulting in the elimination of the intercompany expenses.

The table appearing under the heading “Cash Flows and Liquidity” on page 74 is revised as follows:

(in thousands)	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Net cash provided by (used in) operating activities	$(116,359)	$6,478
Net cash used in investing activities	(23,898)	—
Net cash provided by (used in) financing activities	186,899	(29,884)
Net (decrease) increase in cash and restricted cash	46,642	(23,406)
Cash and restricted cash, beginning of period	125,606	186,860
Consolidation of cash from controlled investments	24,896	—
Cash and restricted cash, end of period	$197,144	$163,454

The table appearing under the heading “Contractual Obligations” on page 75 is revised as follows:

(in thousands)	Payments due by period
Contractual Obligations	Total	2023	2024	2025	2026	2027	Thereafter
Bank notes payable	$113,753	$113,753	$—	$—	$—	$—	$—
Webster NMS Note	39,871	—	—	—	—	39,871	—
FHLB Advances[1]	24,761	—	6,000	6,000	—	12,761	—
SPV I Capital One Facility	19,347	—	—	19,347	—	—	—
SPV III One Florida Bank Facility	13,698	—	13,698	—	—	—	—
SPV II Deutsche Bank Facility	7,123	—	7,123	—	—	—	—
Webster CDS Line of Credit	2,180	2,180	—	—	—	—	—
Notes payable - Securitization Trusts[1]	252,128	—	—	—	—	—	252,128
2024 Notes[1]	38,250	—	38,250	—	—	—	—
2025 5.00% Notes[1]	30,000	—	—	30,000	—	—	—
2025 8.125% Notes[1]	50,000	—	—	50,000	—	—	—
2026 Notes[1]	115,000	—	—	—	115,000	—	—
Employment agreements	2,494	2,131	363	—	—	—	—
Operating leases	10,082	2,163	2,820	2,585	2,035	479	—
Totals	$718,687	$120,227	$68,254	$107,932	$117,035	$53,111	$252,128
(1) These amounts are presented at the gross principal amounts outstanding and exclude unamortized debt issuance costs and purchase accounting adjustments.

Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023:

The table appearing under the heading “Borrowings” on page 65 is revised as follows:

	June 30, 2023	December 31, 2022
	Borrowings Outstanding	Borrowings Outstanding	Change
Capital One Lines of Credit:
Capital One line of credit - guaranteed	$4,950	$10,500	$(5,550)
Capital One line of credit - unguaranteed	4,607	45,385	(40,778)
	9,557	55,885	(46,328)
Other Bank Borrowings:
Webster NMS Note	38,562	—	38,562
SPV II Deutsche Bank Facility	7,965	—	7,965
SPV I Capital One Facility	26,660	—	26,660
SPV III One Florida Bank Facility	26,684	—	26,684
FHLB Advances	24,085	—	24,085
Total Lines of Credit	123,956	—	123,956

Notes due 2024, 2025, and 2026:
2024 Notes	38,013	37,903	110
2025 5.00% Notes	29,425	29,306	119
2025 8.125% Notes	49,171	—	49,171
2026 Notes	113,205	112,846	359
Total 2024, 2025, and 2026 Notes	229,814	180,055	49,759

Notes payable - Securitization Trusts	334,060	279,136	54,924

Notes payable - related parties	—	24,250	(24,250)

Total	$697,387	$539,326	$158,061

The table appearing under the heading “Net Realized Gains and Losses” on page 80 is revised as follows:

(in thousands)	Three months ended June 30, 2023	Three months ended June 30, 2022	Change
Net gains on sales of loans	$13,208	$19,891	$(6,683)
Net gain (loss) on loans accounted for under the fair value option	4,363	(5,789)	10,152
Loan servicing asset revaluation	(534)	(781)	247
Net gain on derivative transactions	674	—	674
Total net gains	$17,711	$13,321	$4,390

The table appearing under the heading “Cash Flows and Liquidity” on page 88 is revised as follows:

(in thousands)	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Net cash provided by (used in) operating activities	$(204,852)	$(65,181)
Net cash used in investing activities	(72,546)	(11)
Net cash provided by (used in) financing activities	385,820	4,358
Net (decrease) increase in cash and restricted cash	108,422	(60,834)
Cash and restricted cash, beginning of period	125,606	186,860
Consolidation of cash from controlled investments	22,306	—
Cash and restricted cash, end of period	$256,334	$126,026

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEKONE, INC.

Date: August 24, 2023	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board